UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 30, 2007
Universal Biosensors, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-52607 (Commission File Number)	98-0424072 (I.R.S. Employer Identification Number)

1 Corporate Avenue, Rowville, 3178, Victoria Australia (Address of Principal Executive Offices)	Not Applicable (Zip Code)
+61 3 9213 9000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events
On October 30, 2007, Universal Biosensors, Inc. issued a press release announcing plans to undertake a renounceable rights issue, a portion of which will be offered in the United States in a private placement that will be exempt from the registration requirements of the Securities Act (the “Announcement”). A copy of the Announcement is attached to this report on Form 8-K as Exhibit 99.1, is incorporated herein by reference and is being filed pursuant to Rule 135c under the Securities Act.
The Announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities.
Item 9.01.    Financial Statements and Exhibits.
(d) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated October 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.
Date: October 30, 2007	By:	/s/ Salesh Balak
		Name:	Salesh Balak
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 30, 2007

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